                                  EXTERNAL USE



LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE




                             SUBORDINATE TERM SHEET
                                   $68,186,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                  SARM 2004-18
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          WELLS FARGO BANK NA, TRUSTEE



---------------------------------------------------------------------------------------------------------------------------
                                                                               PAYMENT       INITIAL
                 INITIAL       INITIAL     WAL        WAL           WAL       WINDOW 10%     CREDIT     EXPECTED RATINGS
CLASS           SIZE ($)     COUPON (1)   ROLL(2)  10% CALL(3)   MATURITY(4)    CALL(3)     SUPPORT(5)   S&P/MOODY'S(5)
---------------------------------------------------------------------------------------------------------------------------
M               $16,180,000  1mL+ 0.53%    4.03       5.39          6.08      12/04-11/12      6.00%          AA+/Aa1
MX (6)             Notional   Variable      NA         NA            NA           NA           6.00%          AA+/Aa1
---------------------------------------------------------------------------------------------------------------------------
B1              $10,979,000  1mL+ 0.58%    4.03       5.39          6.08      12/04-11/12      5.05%          AA+/Aa2
B1X (6)            Notional   Variable      NA         NA            NA           NA           5.05%          AA+/Aa2
---------------------------------------------------------------------------------------------------------------------------
B2              $20,226,000  1mL+ 0.70%    4.03       5.39          6.08      12/04-11/12      3.30%           AA/NA
B2X (6)            Notional   Variable      NA         NA            NA           NA           3.30%           AA/NA
---------------------------------------------------------------------------------------------------------------------------
B3               $1,155,000  1mL+ 1.00%    4.03       5.39          6.08      12/04-11/12      3.20%          AA-/A2
B3X (6)            Notional   Variable      NA         NA            NA           NA           3.20%          AA-/A2
---------------------------------------------------------------------------------------------------------------------------
B4              $11,557,000 Variable (7)   4.03       5.39          6.08      12/04-11/12      2.20%           A/NR
---------------------------------------------------------------------------------------------------------------------------
B5               $3,467,000  1mL+ 1.75%    4.03       5.39          6.08      12/04-11/12      1.90%          A-/Baa2
B5X (6)            Notional   Variable      NA         NA            NA           NA           1.90%          A-/Baa2
---------------------------------------------------------------------------------------------------------------------------
B6               $3,467,000  1mL+ 2.25%    4.03       5.39          6.08      12/04-11/12      1.60%         BBB/Baa3
B6X (6)            Notional   Variable      NA         NA            NA           NA           1.60%         BBB/Baa3
---------------------------------------------------------------------------------------------------------------------------
B7               $1,155,000  1mL+ 2.75%    4.03       5.39          6.08      12/04-11/12      1.50%          BBB/NA
B7X (6)            Notional   Variable      NA         NA            NA           NA           1.50%          BBB/NA
---------------------------------------------------------------------------------------------------------------------------
B8 (8)           $7,512,000  1mL+ 3.00%    4.03       5.39          6.08      12/04-11/12      0.85%           BB/NA
B8X (6) (8)        Notional   Variable      NA         NA            NA           NA           0.85%           BB/NA
---------------------------------------------------------------------------------------------------------------------------
B9(8)            $5,778,000 Variable (7)   4.03       5.39          6.08      12/04-11/12      0.35%           B/NA
---------------------------------------------------------------------------------------------------------------------------
B10(8)           $4,053,299 Variable (7)   4.03       5.39          6.08      12/04-11/12      0.00%           NA/NA
---------------------------------------------------------------------------------------------------------------------------

(1) The Class coupons are described under "Interest Rates" on pages 6-8.
(2) The weighted average life ("WAL") to Roll assumes: (i) prepayments occur at 25% CPR, (ii) the outstanding Mortgage Loans on the Distribution Date in April 2009 (53rd Distribution Date) prepay in full and (iii) the certificates pay on the 25th of each month beginning in December 2004.
(3) The WAL and Payment Window to 10% Call assumes: (i) prepayments occur at 25% CPR, (ii) the 10% Call is exercised on the first eligible Distribution Date and (iii) the certificates pay on the 25th of each month beginning in December 2004.
(4) The WAL to Maturity assumes: (i) prepayments occur at 25% CPR, (ii) the 10% Call is not exercised on the first eligible Distribution Date and (iii) the certificates pay on the 25th of each month beginning in December 2004.
(5) Initial credit support for a class equals the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class. Rating levels are subject to final approval. "NA" indicates that the applicable rating agency did not rate such class.
(6) The Class MX, B1X, B2X, B3X, B5X, B6X, B7X and B8X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances as described herein.
(7) The Class B4, Class B9 and Class B10 Certificates will have a certificate interest rate equal to the Pool 1-5 Underlying Subordinate Rate, as defined herein. The initial Pool 1-5 Underlying Subordinate Rate for the first interest accrual period is expected to be approximately 5.254%.
(8) The Class B8, Class B8X, Class B9 and Class B10 Certificates are not offered hereby.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW:

o    The deal is comprised of 5 Mortgage Pools:

         MORTGAGE POOL 1 is comprised of 3-year Hybrid ARMs. The 3-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (92.07%), 1-year CMT (0.47%) or 12-month LIBOR (7.46%).
         MORTGAGE POOL 2 is comprised of 5-year Hybrid ARMs that have Freddie Mac conforming balances. All of the 5-year Hybrid ARMs in Pool 2 are indexed to 6-month LIBOR (100%).
         MORTGAGE POOL 3 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (90.94%), 12-month LIBOR (7.70%) or 1-year CMT (1.36%).
         MORTGAGE POOL 4 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (90.51%) or 12-month LIBOR (9.49%).
         MORTGAGE POOL 5 is comprised of 10-year Hybrid ARMs. The 10-year Hybrid ARMs in Pool 5 are indexed to either 6-month LIBOR (90.98%) or 12-month LIBOR (9.02%).

o 85.24% of the aggregate Mortgage Pool was originated by Aurora Loan Services, Inc ("ALS").

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 senior certificates that are not offered under this term sheet (the "SENIOR CERTIFICATES") will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o The Class M and Class MX (the "Class M" Certificates), and the Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B5X, Class B6, Class B6X, Class B7, Class B7X, Class B8, Class B8X, Class B9 and Class B10 (the "Class B" Certificates) are collectively the "SUBORDINATE CERTIFICATES".

o The Class M, Class B1, Class B2, Class B3, Class B5, Class B6, Class B7 and the Class B8 Certificates (the "SUBORDINATE LIBOR CERTIFICATES") will each accrue interest at the rate of One Month LIBOR plus a specified margin, each subject to their respective LIBOR available funds cap, as described on pages 6-8.

o The Class MX, Class B1X, Class B2X, Class B3X, Class B5X, Class B6X, Class B7X and the Class B8X Certificates (the "SUBORDINATE INTEREST ONLY CERTIFICATES") are inverse interest-only classes that have a notional amount equal to the Class Principal Balance of the corresponding Class M or Class B Certificates, in each case immediately prior to that Distribution Date (e.g.: the notional amount of the "Class B1X" will be equal to the Class Principal Balance of the "Class B1" Certificates).

o The Class B4, Class B9 and Class B10 will each accrue interest based on the Pool 1-5 Underlying Subordinate Rate.

o In addition, EACH Class of floating rate Subordinate LIBOR Certificates will have the benefit of an interest rate cap agreement that is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on such certificates and the applicable LIBOR available funds cap, as described on page 11.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW (CONT.):

o Interest and principal on the Class B and Class M Subordinate Certificates will be payable from amounts collected in respect of the aggregate mortgage loans in Mortgage Pools 1-5 (i.e.: "fully crossed subs").

o The trust will utilize a Senior/Subordinate, shifting interest structure. The initial credit enhancement for the Senior Certificates will consist of the subordination of the Class M and Class B Certificates, initially 7.40% total subordination.

                SUBORDINATION OF CLASS M AND CLASS B CERTIFICATES

PRIORITY OF           ------------------------------------       ORDER OF
 PAYMENT                       CLASS A AND CLASS R               LOSS
                         Initial Credit Support (7.40%)          ALLOCATION
          |           ------------------------------------
          |                   CLASS M AND CLASS MX               ^
          |              Initial Credit Support (6.00%)          |
          |           ------------------------------------       |
          |                  CLASS B1 AND CLASS B1X              |
          |              Initial Credit Support (5.05%)          |
          |           ------------------------------------       |
          |                  CLASS B2 AND CLASS B2X              |
          |              Initial Credit Support (3.30%)          |
          |           ------------------------------------       |
          |                  CLASS B3 AND CLASS B3X              |
          |              Initial Credit Support (3.20%)          |
          |           ------------------------------------       |
          |                         CLASS B4                     |
          V              Initial Credit Support (2.20%)          |
                      ------------------------------------
                             CLASS B5 AND CLASS B5X
                         Initial Credit Support (1.90%)
                      ------------------------------------
                             CLASS B6 AND CLASS B6X
                         Initial Credit Support (1.60%)
                      ------------------------------------
                             CLASS B7 AND CLASS B7X
                         Initial Credit Support (1.50%)
                      ------------------------------------
                             CLASS B8 AND CLASS B8X
                         Initial Credit Support (0.85%)
                      ------------------------------------
                                    CLASS B9
                         Initial Credit Support (0.35%)
                      ------------------------------------
                                    CLASS B10
                         Initial Credit Support (0.00%)
                      ------------------------------------

o 10% Optional Call: The transaction may be called by the Master Servicer on any Distribution Date after which the aggregate outstanding mortgage balance (determined in the aggregate rather than by pool) is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF NOVEMBER 1, 2004 UNLESS OTHERWISE INDICATED. THE
    INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
       SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM
                                SHEETS, IF ANY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:

Cut off Date:                November 1, 2004

Expected Settlement Date:    November 30, 2004

Distribution Dates:          25th or next business day of each month, commencing
                             in December 2004.

Collection Period:           The calendar month preceding the current
                             Distribution Date

Issuer:                      Structured Adjustable Rate Mortgage Loan Trust
                             ("SARM")

Depositor:                   Structured Asset Securities Corp. ("SASCO")

Master Servicer:             Aurora Loan Services, Inc. ("ALS")

Servicer(s):                 Top Five Servicers: ALS (84.91%); Greenpoint
                             (7.55%); First National Bank of Nevada (4.32%);
                             Pinnacle Direct Funding Corp. (1.64%); Colonial
                             Savings (0.78%).

Master Servicer Fee:         The Master Servicer will be paid a monthly fee (the
                             "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:               WA is approximately 0.251% per annum and ranges
                             from 0.250% to 0.440% per annum on the outstanding mortgage balance.

Trustee:                     Wells Fargo Bank NA

Trustee Fee:                 0.0050% per annum

Day Count:                   Interest will accrue on the Subordinate
                             Certificates (except the Class B4, Class B9 and
                             Class B10) on the basis of a 360-day year and the actual number of days elapsed in each Accrual
                             Period; Interest will accrue on the Class B4, the Class B9 and the Class B10 Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Delay Days:                  0 days on the Subordinate Certificates (except the
                             Class B4, Class B9 and Class B10); 24 days on the
                             Class B4, the Class B9 and the Class B10
                             Certificates.

Accrual Period:              All Subordinate Certificates (except the Class B4,
                             Class B9 and Class B10) accrue interest from the last Distribution Date (or in the case of the first
                             Distribution Date, the Closing Date) through the day preceding the current Distribution Date. In the case of the lass B4, Class B9 and Class B10, interest will accrue based on the calendar month immediately preceding the month in which the related Distribution Date occurs.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Accrued Interest:            All Subordinate Certificates will settle flat
                             (except for the Class B4, Class B9 and Class B10 will settle with 29-days of accrued interest).

Due Period:                  With respect to any Distribution Date is the
                             one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Registration:                Book-entry form through DTC for all classes except
                             the Class B8X. The Class B8X will be physical.


Minimum Denomination:        The Class B4 Certificates and all Subordinate LIBOR
                             Certificates (except the Class B8) will each be issued in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

                             All Subordinate Interest Only Certificates will each be issued in minimum denominations of $1,000,000 in notional amount and integral multiples of $1 in excess thereof.

                             The Class B8, Class B9 and Class B10 will each be issued in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:                  REMIC for Federal income tax purposes.

SMMEA Eligibility:           The Class M, Class MX, Class B1, Class B1X, Class
                             B2, Class B2X, Class B3 and Class B3X will be
                             "mortgage-related securities" for purposes of
                             SMMEA. The Class B4, Class B5, Class B5X, Class B6,
                             Class B6X, Class B7, Class B7X, Class B8, Class
                             B8X, Class B9 and Class B10 Certificates will not be "mortgage-related securities" for purposes of SMMEA.

ERISA Eligibility:           The Subordinate Certificates will be ERISA eligible
                             (other than the Class B8, Class B8X, Class B9 and
                             Class B10 Certificates).

Eligible Investors:          The LIBOR Notes will be offered to "qualified
                             institutional buyers" (QIBs) within the meaning of Rule 144A.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

PAX Mortgage Loans:          The Pool 4 Mortgage Loans with prepayment penalty
                             provisions, for which the seller owns the servicing rights (the "PAX Mortgage Loans"). The PAX Mortgage
                             Loans are related to the Class 4-PAX Certificates.

AX Mortgage Loans:           The Pool 4 Mortgage Loans other than the PAX
                             Mortgage Loans (the "AX Mortgage Loans"). The AX
                             Mortgage Loans are related to the Class 4-AX
                             Certificates.


Pool 4 Adjusted Net WAC:     The "Adjusted Net WAC" for Pool 4 for each
                             Distribution Date will be the weighted average, based on their respective principal balances, of the interest rates on:

                             (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 4 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) approximately 5.19% (y) the weighted average Net Mortgage Rate of the Pool 4 PAX Mortgage Loans at the beginning of the related Due Period and,

                             (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 4 AX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) approximately 5.19% and (y) the weighted average Net Mortgage Rate of the Pool 4 AX Mortgage Loans at the beginning of the related Due Period.


Interest Rates:              CLASS M will bear interest at a rate equal to the
                             lesser of (i) 1-month LIBOR + 0.53% per annum and
                             (ii) the Class M LIBOR Available Funds Cap.

                             CLASS MX will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Class M LIBOR Available Funds Cap over
                             (b) the Class M per annum rate, based on a notional balance equal to the Class M principal balance prior to distributions for the related Distribution Date.

                             CLASS B1 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 0.58% per annum and
                             (ii) the Class B1 LIBOR Available Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates (cont.):      CLASS B1X will bear interest at a rate equal to the
                             greater of (i) 0.00% per annum and (ii) the excess of (a) the Class B1 LIBOR Available Funds Cap over
                             (b) the Class B1 per annum rate, based on a notional balance equal to the Class B1 principal balance prior to distributions for the related
                             Distribution Date.

                             CLASS B2 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 0.70% per annum and
                             (ii) the LIBOR Available Funds Cap.

                             CLASS B2X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the LIBOR Available Funds Cap over (b) the Class B2 per annum rate, based on a notional balance equal to the Class B2 principal balance prior to distributions for the related Distribution Date.

                             CLASS B3 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 1.00% per annum and
                             (ii) the LIBOR Available Funds Cap.

                             CLASS B3X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the LIBOR Available Funds Cap over (b) the Class B3 per annum rate, based on a notional balance equal to the Class B3 principal balance prior to distributions for the related Distribution Date.

                             CLASS B4 will bear interest at a rate equal to Pool 1-5 Underlying Subordinate Rate.

                             CLASS B5 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 1.75% per annum and
                             (ii) the LIBOR Available Funds Cap.

                             CLASS B5X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the LIBOR Available Funds Cap over (b) the Class B5 per annum rate, based on a notional balance equal to the Class B5 principal balance prior to distributions for the related Distribution Date.

                             CLASS B6 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 2.25% per annum and
                             (ii) the Class B6 LIBOR Available Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates (cont):

                             CLASS B6X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Class B6 LIBOR Available Funds Cap over
                             (b) the Class B6 per annum rate, based on a notional balance equal to the Class B6 principal balance prior to distributions for the related Distribution Date.

                             CLASS B7 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 2.75% per annum and
                             (ii) the Class B7 LIBOR Available Funds Cap.

                             CLASS B7X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Class B7 LIBOR Available Funds Cap over
                             (b) the Class B7 per annum rate, based on a notional balance equal to the Class B7 principal balance prior to distributions for the related Distribution Date.

                             CLASS B8 will bear interest at a rate equal to the lesser of (i) on or prior to the Distribution Date in February 2005, 1-month LIBOR + 3.00% per annum and for each Distribution Date thereafter, 1-month LIBOR + 5.00% per annum and (ii) the Class B8 LIBOR Available Funds Cap.

                             CLASS B8X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Class B8 LIBOR Available Funds Cap over
                             (b) the Class B8 per annum rate, based on a notional balance equal to the Class B8 principal balance prior to distributions for the related Distribution Date.

                             CLASS B9 AND CLASS B10 will bear interest at a rate equal to Pool 1-5 Underlying Subordinate Rate.

The Underlying Subordinate
Rate: For Pool 1 for each Distribution Date is the Net WAC for Pool 1; for Pool 2 for each Distribution Date is the Net WAC for Pool 2; for Pool 3 for each Distribution Date is the Net WAC for Pool 3; for Pool 4 for each Distribution Date up to and including the Distribution Date in October 2011 the lesser of (a) the Pool 4 Adjusted Net WAC and (b) 5.19%, and for each Distribution Date thereafter, the Pool 4 Net WAC; and for Pool 5 for each Distribution Date the Net WAC for Pool 5.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Pool 1-5 Underlying
Subordinate Rate:            For each Distribution Date will be equal to the
                             weighted average of the Underlying Subordinate
                             Rates for Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 based their respective Pool Subordinate Amounts.


Pool Subordinate Amount:     Total mortgage collateral balance for each pool,
                             less the current principal balance of the senior bonds of the pool, (in each case excluding notional balances).


LIBOR Available Funds Cap:   For each Distribution Date will be equal to the
                             product of (i) the Pool 1-5 Underlying Subordinate
                             Rate for such Distribution Date and (ii) fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related
                             Accrual Period.

Class M LIBOR Available
Funds Cap:                   For each Distribution Date will be equal to the
                             product of (1) the excess between (i) the Pool 1-5
                             Underlying Subordinate Rate for such Distribution
                             Date and (ii) 1.00% and (2) fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual
                             Period.

Class B1 LIBOR Available
Funds Cap:                   For each Distribution Date will be equal to the
                             product of (1) the excess between (i) the Pool 1-5
                             Underlying Subordinate Rate for such Distribution
                             Date and (ii) 1.00% and (2) fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual
                             Period.

Class B6 LIBOR Available
Funds Cap:                   For each Distribution Date will be equal (A) the
                             sum of (x) the Pool 1-5 Underlying Subordinate Rate for such Distribution Date and (y) the product of
                             (i) 0.0575% and (ii) the Class B6 Multiplier, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):


Class B6 Multiplier:         For any Distribution Date will be equal to the
                             percentage equivalent of a fraction, the numerator of which is the sum of (i) the Class Principal
                             Balance of the Class M Certificates and (ii) the
                             Class B1 Certificates and the denominator of which is the Class Principal Balance of the Class B6
                             Certificates, in each case immediately prior to that Distribution Date. The initial Class B6
                             Multiplier for the first interest Accrual Period is expected to be approximately 7.83357.

Class B7 LIBOR Available
Funds Cap:                   For each Distribution Date will be equal (A) the
                             sum of (x) the Pool 1-5 Underlying Subordinate Rate for such Distribution Date and (y) the product of
                             (i) 0.0426% and (ii) the Class B7 Multiplier, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Class B7 Multiplier:         For any Distribution Date will be equal to the
                             percentage equivalent of a fraction, the numerator of which is the sum of (i) the Class Principal
                             Balance of the Class M Certificates and (ii) the
                             Class B1 Certificates and the denominator of which is the Class Principal Balance of the Class B7
                             Certificates, in each case immediately prior to that Distribution Date. The initial Class B7
                             Multiplier for the first interest Accrual Period is expected to be approximately 23.51429.

Class B8 LIBOR Available
Funds Cap:                   For each Distribution Date will be equal (A) the
                             sum of (x) the Pool 1-5 Underlying Subordinate Rate for such Distribution Date and (y) the product of
                             (i) 0.8999% and (ii) the Class B8 Multiplier, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Class B8 Multiplier:         For any Distribution Date will be equal to the
                             percentage equivalent of a fraction, the numerator of which is the sum of (i) the Class Principal
                             Balance of the Class M Certificates and (ii) the
                             Class B1 Certificates and the denominator of which is the Class Principal Balance of the Class B8
                             Certificates, in each case immediately prior to that Distribution Date. The initial Class B8
                             Multiplier for the first interest Accrual Period is expected to be approximately 3.61542.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):


Interest Rate Cap
Agreements:                  Each of the Subordinate LIBOR Certificates will
                             have the benefit of an interest rate cap agreement that is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on such certificates and the applicable LIBOR available funds cap. The interest rate cap agreements begin in December 2004 and terminate in October 2011 (Class M and Class B1
                             Certificates), November 2009 (Class B2 and Class B3
                             Certificates) or November 2011 (Class B5, Class B6,
                             Class B7 and Class B8 Certificates).



Credit Enhancement:          Senior/subordinate, shifting interest structure.
                             The credit enhancement information shown below is subject to final rating agency approval.

                             Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9 and Class B10 Certificates.

Loss Allocation:             If all of the credit support features have been
                             extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS

SHIFTING INTEREST STRUCTURE WITH 7 YEAR LOCKOUT

Initial Senior Enhancement % = 7.40%

Senior Enhancement % =  aggregate Pool Subordinate Amount / total collateral balance

o IF THE SENIOR ENHANCEMENT % IS LESS THAN 2 TIMES THE INITIAL SENIOR ENHANCEMENT %

     ----------------------------------------------------------------------
          Distribution Dates (months)                  Shift %
     ----------------------------------------------------------------------
                     1 - 84                              100%
     ----------------------------------------------------------------------
                    85 - 96                              70%
     ----------------------------------------------------------------------
                    97 - 108                             60%
     ----------------------------------------------------------------------
                   109 - 120                             40%
     ----------------------------------------------------------------------
                   121 - 132                             20%
     ----------------------------------------------------------------------
                      133+                                0%
     ----------------------------------------------------------------------


o IF THE SENIOR ENHANCEMENT % IS GREATER THAN OR EQUAL TO 2 TIMES THE INITIAL SENIOR ENHANCEMENT %:

     ----------------------------------------------------------------------
          Distribution Dates (months)                  Shift %
     ----------------------------------------------------------------------
                     1 - 36                              50%
     ----------------------------------------------------------------------
                      37+                                 0%
     ----------------------------------------------------------------------

(If the AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the senior bonds will only be entitled to pre-payments based on the senior bond percentage only, subject to cumulative loss and delinquency tests).


Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %.

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL PAYDOWN RULES:

I. PAY SENIOR PDA AS FOLLOWS:

Pool 1 Senior PDA sequentially as follows:
     1)  Pay sequentially to Class R Certificate, until reduced to zero;
     2) Pay to Class 1-A1, Class 1-A2 and Class 1-A3 Certificates, prorata, until reduced to zero.

Pool 2 Senior PDA as follows:
     1)  Pay Class 2-A Certificates, until reduced to zero.

Pool 3 Senior PDA as follows:
     1) Pay Class 3-A1 and Class 3-A2 Certificates, prorata, until reduced to zero.

Pool 4 Senior PDA as follows:
     1) Pay Class 4-A1 and Class 4-A2 Certificates, prorata, until reduced to zero.

Pool 5 Senior PDA as follows:
     1)  Pay Class 5-A Certificates, until reduced to zero.

II. PAY SUBORDINATE PDA AS FOLLOWS*: *Subject to credit support tests
1) Pay to Class M, B1, B2, B3, B4, B5, B6, B7, B8, B9 and B10 Certificates on a prorata basis, until reduced to zero.

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
MBS Trading             Brian Hargrave                    (212) 526-8320
                        Rick Nicklas                      (212) 526-8320
--------------------------------------------------------------------------------
Residential Finance     Stan Labanowski                   (212) 526-6211
                        Mike Hitzmann                     (212) 526-5806
                        Darius Houseal                    (212) 526-9466
                        Nick Stimola                      (212) 526-0212
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
------------------------------------------------------------------------------------------------------------------------------------
                                        3/1 AND 3/27 HYBRID     5/25 HYBRID ARMS -      5/1 HYBRID AND 5/25      7/1 & 7/23 HYBRID
                                               ARMS                 CONFORMING                 ARMS                      ARMS
                                              POOL 1                  POOL 2                  POOL 3                    POOL 4
                                              ------                  ------                  ------                    ------
TOTAL NUMBER OF LOANS                                  1,358                   895                    1,171                     183
TOTAL OUTSTANDING LOAN BALANCE               $489,242,753.51       $173,758,678.12          $366,474,484.58          $72,860,826.45
AVERAGE LOAN PRINCIPAL BALANCE                      $360,267              $194,444                 $312,959                $398,147
RANGE OF LOAN PRINCIPAL BALANCE         $49,592 - $1,608,750    $34,370 - $496,000     $48,450 - $2,000,000    $42,500 - $2,000,000
WEIGHTED AVERAGE COUPON                               5.331%                5.494%                   5.728%                  5.804%
RANGE OF COUPONS                             2.375% - 7.950%       4.500% - 6.875%           3.625% -7.875%         4.375% - 6.750%
WEIGHTED AVERAGE MARGIN                               2.292%                2.250%                   2.372%                  2.252%
RANGE OF MARGINS                             2.000% - 5.000%                   N/A          1.875% - 5.000%         2.250% - 2.875%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                 5.559%                6.000%                   5.801%                  5.899%
RANGE OF INITIAL PERIODIC CAPS               1.000% - 6.000%                   N/A          1.000% - 6.000%         5.000% - 6.000%
WEIGHTED AVERAGE PERIODIC CAP                         1.820%                2.000%                   1.868%                  1.989%
RANGE OF PERIODIC CAPS                       1.000% - 2.000%                   N/A          1.000% - 2.000%         1.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                        11.273%               11.494%                  11.560%                 11.703%
WEIGHTED AVERAGE FLOOR                                2.292%                2.250%                   2.372%                  2.252%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                360 mos.              360 mos.                 360 mos.                360 mos.
WEIGHTED AVERAGE REMAINING TERM (MO.)               359 mos.              359 mos.                 359 mos.                359 mos.
RANGE OF REMAINING TERM (MO.)                 340 - 360 mos.        345 - 360 mos.           173 - 360 mos.          345 - 360 mos.
WEIGHTED AVERAGE ORIGINAL LTV                         75.62%                78.61%                   74.55%                  67.43%
RANGE OF ORIGINAL LTV                       16.67% - 100.00%       39.39% - 97.00%         14.21% - 100.00%          8.71% - 95.00%
WEIGHTED AVERAGE FICO                                    716                   725                      709                     728
RANGE OF FICO                                      621 - 816             621 - 814                600 - 819               626 - 811
------------------------------------------------------------------------------------------------------------------------------------

COLLATERAL SUMMARY:
--------------------------------------------------------------
                                        10/1 & 10/20 HYBRID
                                                   ARMS
                                                  POOL 5
                                                  ------

TOTAL NUMBER OF LOANS                                      127
TOTAL OUTSTANDING LOAN BALANCE                  $53,437,656.41
AVERAGE LOAN PRINCIPAL BALANCE                        $420,769
RANGE OF LOAN PRINCIPAL BALANCE           $75,000 - $1,470,000
WEIGHTED AVERAGE COUPON                                 5.889%
RANGE OF COUPONS                               4.750% - 6.875%
WEIGHTED AVERAGE MARGIN                                 2.250%
RANGE OF MARGINS                                           N/A
WEIGHTED AVERAGE INITIAL PERIODIC CAP                   5.760%
RANGE OF INITIAL PERIODIC CAPS                 1.000% - 6.000%
WEIGHTED AVERAGE PERIODIC CAP                           1.968%
RANGE OF PERIODIC CAPS                         1.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                          11.740%
WEIGHTED AVERAGE FLOOR                                  2.250%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360 mos.
WEIGHTED AVERAGE REMAINING TERM (MO.)                 359 mos.
RANGE OF REMAINING TERM (MO.)                   346 - 360 mos.
WEIGHTED AVERAGE ORIGINAL LTV                           67.35%
RANGE OF ORIGINAL LTV                          19.96% - 90.00%
WEIGHTED AVERAGE FICO                                      732
RANGE OF FICO                                        624 - 814
--------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY (CONT.):
------------------------------------------------------------------------------------------------------------------------------------
                                            3/1 AND 3/27 HYBRID      5/25 HYBRID ARMS -     5/1 HYBRID AND 5/25   7/1 & 7/23 HYBRID
                                                   ARMS                 CONFORMING                ARMS                   ARMS
                                                  POOL 1                  POOL 2                 POOL 3                 POOL 4
                                                  ------                  ------                 ------                 ------
LIEN POSITION
First                                                 100.00%                100.00%               100.00%                100.00%
Second                                                  0.00%                  0.00%                 0.00%                  0.00%
GEOGRAPHIC DISTRIBUTION
(Other states account individually for                                                                                 CA: 56.00%
less than 7% of the Cut-off Date                   CA: 58.63%             CA: 21.07%            CA: 41.25%
principal balance)                                                         CO: 9.68%            FL: 10.52%
                                                                           AZ: 9.08%
                                                                           FL: 8.45%
OCCUPANCY STATUS                                                           WA: 7.35%
Primary Home                                           89.87%                 89.43%                81.91%                 81.27%
Investment                                              8.43%                  8.54%                13.92%                 16.14%
Second Home                                             1.69%                  2.03%                 4.17%                  2.58%

DELINQUENCY STATISTICS
Current                                                99.83%                 99.74%                99.40%                100.00%
30 - 59                                                 0.17%                  0.26%                 0.60%                  0.00%

LOANS WITH PREPAYMENT PENALTIES
Total Number of Loans                                     528                    322                   408                     60
Total Principal Balance                       $182,507,574.54         $60,239,558.07       $129,179,843.54         $26,848,512.73
% of Principal Balance                                 37.30%                 34.67%                35.25%                 36.85%
Weighted Average Coupon                                5.377%                 5.509%                5.809%                 5.867%

LOANS WITHOUT  PREPAYMENT PENALTIES
Total Number of Loans                                     830                    573                   763                    123
Total Principal Balance                       $306,735,178.97        $113,519,120.05       $237,294,641.04         $46,012,313.72
% of Principal Balance                                 62.70%                 65.33%                64.75%                 63.15%
Weighted Average Coupon                                5.303%                 5.486%                5.685%                 5.768%
------------------------------------------------------------------------------------------------------------------------------------

COLLATERAL SUMMARY (CONT.):
--------------------------------------------------------------
                                                  10/1 & 10/20
                                                  HYBRID ARMS
                                                     POOL 5
                                                     ------
LIEN POSITION
First                                                 100.00%
Second                                                  0.00%
GEOGRAPHIC DISTRIBUTION
(Other states account individually for
less than 7% of the Cut-off Date                   CA: 61.24%
principal balance)                                  NY: 7.37%


OCCUPANCY STATUS
Primary Home                                           85.43%
Investment                                             14.57%
Second Home                                             0.00%

DELINQUENCY STATISTICS
Current                                               100.00%
30 - 59                                                 0.00%

LOANS WITH PREPAYMENT PENALTIES
Total Number of Loans                                      43
Total Principal Balance                        $20,706,196.80
% of Principal Balance                                 38.75%
Weighted Average Coupon                                5.825%

LOANS WITHOUT  PREPAYMENT PENALTIES
Total Number of Loans                                      84
Total Principal Balance                        $32,731,459.61
% of Principal Balance                                 61.25%
Weighted Average Coupon                                5.929%
--------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       15